UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2016

OUTERWALL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 – 114th Avenue SE

Bellevue, Washington 98004

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 25, 2016, Outerwall Inc. (the “Company”) issued a joint press release with Apollo Global Management, LLC (together with its consolidated subsidiaries, “Apollo”) announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 24, 2016, by and among Aspen Parent, Inc., a Delaware corporation (“Parent”), Aspen Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Outerwall Merger Sub”), Redwood Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Redbox Merger Sub”), the Company and Redbox Automated Retail, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Redbox”), providing for the acquisition of the Company by Parent in an all cash transaction, consisting of a tender offer (the “Offer”), followed by a subsequent back-end merger of Outerwall Merger Sub with and into the Company (the “Outerwall Merger”), with the Company surviving the Outerwall Merger as a wholly owned subsidiary of Parent, and followed immediately thereafter by a merger of Redbox Merger Sub with and into Redbox (the “Redbox Merger” and, together with the Outerwall Merger, the “Mergers”), with Redbox surviving the Redbox Merger as a wholly owned subsidiary of the Company. Parent, Outerwall Merger Sub and Redbox Merger Sub are affiliates of certain funds managed by Apollo.

The joint press release further announced that the Company’s Board of Directors declared a quarterly cash dividend on the Company’s outstanding common stock of $0.60 per share. The dividend is expected to be paid on September 6, 2016 to stockholders of record at the close of business on August 23, 2016.

A copy of the joint press release is attached as Exhibit 99.l to this Current Report on Form 8-K and incorporated herein by reference.

Important Information

The tender offer for the outstanding common stock of the Company referred to in this document has not yet commenced. This communication is not an offer to purchase or a solicitation of an offer to sell shares of the Company’s common stock. The solicitation and the offer to purchase shares of the Company’s common stock will only be made pursuant to an offer to purchase and related materials that Parent and Outerwall Merger Sub intend to file with the Securities and Exchange Commission (the “SEC”). At the time the tender offer is commenced, Parent and Outerwall Merger Sub will file a Tender Offer Statement on Schedule TO with the SEC, and soon thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer.

STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE SCHEDULE TO (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Investors may obtain free copies of the Schedule TO and Schedule 14D-9, as each may be amended or supplemented from time to time, and other documents filed by the parties (when available), at the SEC’s web site at www.sec.gov or by visiting the Company’s Investor Relations website at ir.outerwall.com or by contacting the Company’s Investor Relations Department by phone at (425) 943-8242 or by e-mail at investor.relations@outerwall.com.

Forward-Looking Statements

This communication contains forward-looking statements in addition to historical and other information. The Company uses words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “looking forward,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will” and “would,” or any variations of these words, or other words with similar meanings to or that otherwise, identify forward-looking statements. All statements that address activities, events, performance or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. Forward-looking statements may relate to such matters as the tender offer, its completion and the completion of the related transactions, and payment of dividends, as well as the Company’s industry, business strategy, goals, projections and expectations concerning the Company’s market positions, future operations, future performance, results or condition, margins, profitability, capital expenditures, liquidity and capital resources, interest rates and other financial and operating information and the outcome of contingencies such as legal and administrative proceedings. The following are some of the factors and uncertainties that could cause actual future results, performance, condition and events to differ, including materially, from those expressed in any forward-looking statements: (1) uncertainties as to the timing of the proposed transactions relating to the tender offer; (2) the risk that the proposed transactions, including the tender offer and related mergers, may not be completed in a timely manner or at all; (3) uncertainties as to the percentage of the Company’s stockholders that will support the proposed transactions and tender their shares in the tender offer; (4) the possibility that competing offers or acquisition proposals for the Company will be made; (5) the possibility that any or all of the various conditions to the consummation of the proposed transactions may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger (such as the occurrence of a material adverse effect), including in circumstances that would require the Company to pay a termination fee or other expenses; (7) risks regarding the failure to obtain the necessary financing to complete the proposed transactions; (8) risks related to the equity and debt financing and related guarantee arrangements entered into in connection with the proposed transactions; (9) the effect of the announcement or pendency of the proposed transactions on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, retailers, suppliers and others with whom it does business, and its operating results and business generally; (10) risks related to diverting management’s attention from the Company’s ongoing business operations; (11) the risk that stockholder litigation in connection with the proposed transactions may result in significant costs of defense, indemnification and liability; (12) effects of changes in the general business, political and economic climates; and (13) other factors as set forth from time to time in the Company’s filings with the SEC, including its Form 10-K for the fiscal year ended December 31, 2015, subsequent Form 10-Q filings, and other SEC filings. These forward-looking statements reflect the Company’s expectations as of the date of this communication. Factors or events that could affect the proposed transactions or cause actual events, results or performance to differ, including materially, may emerge from time to time, and it is not possible for the Company to predict all of them. Accordingly, no assurances can be given as to, among other things, whether the proposed transactions will be completed or if any of the other events anticipated by the forward-looking statements will occur or what impact they will have. Any forward-looking statements made by the Company in this communication speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated July 25, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTERWALL INC.

Date: July 25, 2016	By:	/s/ Galen C. Smith
Galen C. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 25, 2016.